WELLS FARGO FUNDS TRUST
                          INVESTMENT ADVISORY AGREEMENT

                                   SCHEDULE A

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                                                                   FEE AS % OF
FUNDS                                                              AVG. DAILY
                                                                    NET ASSET
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1.  Asset Allocation Fund                                              0.75
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2.  California Limited Term Tax-Free Fund                              0.40
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3.  California Tax-Free Fund                                           0.40
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4.  California Tax-Free Money Market Fund                              0.30
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5.  California Tax-Free Money Market Trust                             0.00
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6.  Cash Investment Money Market Fund                                  0.10
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7.  Colorado Tax-Free Fund                                             0.40
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8.  Cooke & Bieler Large Cap Value Fund                                0.75
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9.  Cooke & Bieler Mid Cap Value Fund                                  0.75
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10. Cooke & Bieler Tax-Managed Value Fund                              0.75
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11. Diversified Bond Fund                                              0.50
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12. Diversified Equity Fund                                            0.72
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13. Diversified Small Cap Fund                                         0.87
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14. Equity Income Fund                                                 0.75
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15. Equity Index Fund                                                  0.15
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16. Government Money Market Fund                                       0.10
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17. Growth Balanced Fund                                               0.65
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18. Growth Equity Fund                                                 0.97
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19. Growth Fund                                                        0.75
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20. High Yield Bond Fund                                               0.60
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21. Income Fund                                                        0.50
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22. Income Plus Fund                                                   0.60
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23. Index Allocation Fund                                              0.75
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24. Index Fund                                                         0.15
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25. Inflation-Protected Bond Fund                                      0.50
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26. Intermediate Government Income Fund                                0.50
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27. International Equity Fund                                          1.00
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28. Large Cap Appreciation Fund                                        0.70
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29. Large Cap Value Fund                                               0.75
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30. Large Company Growth Fund                                          0.75
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31. Limited Term Government Income Fund                                0.50
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32. Liquidity Reserve Money Market Fund                                0.35
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33. Minnesota Money Market Fund                                        0.30
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34. Minnesota Tax-Free Fund                                            0.40
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35. Moderate Balanced Fund                                             0.60
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36. Money Market Fund                                                  0.40
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37. Money Market Trust                                                 0.00
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38. Montgomery Emerging Markets Focus Fund                             1.10
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39. Montgomery Institutional Emerging Markets Fund                     1.10
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40. Montgomery Mid Cap Growth Fund                                     0.75
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41. Montgomery Short Duration Government Bond Fund                     0.50
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42. Montgomery Small Cap Fund                                          0.90
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43. Montgomery Total Return Bond Fund                                  0.50
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44. National Limited Term Tax-Free Fund                                0.40
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45. National Tax-Free Fund                                             0.40
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                                                                   FEE AS % OF
FUNDS                                                              AVG. DAILY
                                                                    NET ASSET
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46. National Tax-Free Money Market Fund                                0.10
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47. National Tax-Free Money Market Trust                               0.00
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48. Nebraska Tax-Free Fund                                             0.50
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49. Outlook Today Fund                                                 0.70
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50. Outlook 2010 Fund                                                  0.70
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51. Outlook 2020 Fund                                                  0.70
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52. Outlook 2030 Fund                                                  0.70
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53. Outlook 2040 Fund                                                  0.70
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54. Overland Express Sweep Fund                                        0.45
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55. Overseas Fund                                                      1.00
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56. Prime Investment Money Market Fund                                 0.10
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57. SIFE Specialized Financial Services Fund                           0.95
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58. Small Cap Growth Fund                                              0.90
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59. Small Cap Opportunities Fund                                       0.90
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60. Small Company Growth Fund                                          0.90
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61. Small Company Value Fund                                           0.90
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62. Specialized Health Sciences Fund                                   0.95
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63. Specialized Technology Fund                                        1.05
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64. Stable Income Fund                                                 0.50
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65. Strategic Growth Allocation Fund                                   0.72
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66. Strategic Income Fund                                              0.52
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67. Tactical Maturity Bond Fund                                        0.50
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68. Treasury Plus Money Market Fund                                    0.10
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69. WealthBuilder Growth Balanced Portfolio                            0.35
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70. WealthBuilder Growth and Income Portfolio                          0.35
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71. WealthBuilder Growth Portfolio                                     0.35
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72. 100% Treasury Money Market Fund                                    0.35
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Most Recent annual agreement approval by the Board of Trustees: August 5, 2003 Schedule A amended: February 3, 2004

         The foregoing fee schedule is agreed to as of February 3, 2004 and shall remain in effect until changed in writing by the parties.


                                        WELLS FARGO FUNDS TRUST


                                        By:
                                            -----------------------------------
                                            C. David Messman
                                            Secretary


                                        WELLS FARGO FUNDS MANAGEMENT, LLC


                                        By:
                                            -----------------------------------
                                            Andrew Owen
                                            Senior Vice President


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